UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 9, 2024

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 9, 2023, Nuvve Holdings Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company: (i) elected Gregory Poilasne and Ted Smith as Class C directors to serve as members of the Board of Directors of the Company (the “Board”), each to hold office until the the Company’s 2027 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified, or until their earlier death, resignation or removal; (ii) approved a proposed advisory vote on compensation paid to the Company’s named executive officers (“Say-on-Pay”) (including golden parachute); (iii) approved, on a non-binding, advisory basis, the frequency of three years for future stockholder advisory Say-on-Pay votes (“Frequency of Say-on-Pay”) until the next required vote on the frequency of such advisory votes; (iv) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (v) approved a proposed amendment to the Company’s Certificate of Incorporation, and authorize the Board, to effect a reverse stock split of the Company’s issued and outstanding Common Stock, par value $0.0001 per share (the “Common Stock”), within a range from 1-for-2 to 1-for-10, inclusive, with the exact ratio of the reverse stock split to be determined by the Board in its discretion.

As of July 15, 2024, the record date for the Annual Meeting, there were 6,527,227 shares of Common Stock, outstanding and entitled to vote at the Annual Meeting. A total of 2,355,097 votes (36.08%) were present in person or represented by proxy at the Annual Meeting, constituting a quorum.

Set forth below, with respect to each such proposal, are the final voting results.

Proposal No. 1 – To elect two directors to the Board of Directors of the Company for a three-year term of office expiring at the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are elected and duly qualified, or until their earlier death, resignation or removal:

DIRECTOR NOMINEE	FOR	ABSTENTIONS	BROKER NON-VOTES
Gregory Poilasne	602,159	296,518	1,456,420
Ted Smith	619,541	279,136	1,456,420

Proposal No. 2 – To approve a proposed advisory vote on compensation paid to the Company’s named executive officers (“Say-on-Pay”) (including golden parachute):

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
484,882	376,815	36,980	1,456,420

Proposal No. 3 – To approve a proposed advisory vote on Frequency of Say-on-Pay until the next required vote on the frequency of such advisory votes:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS
291,185	86,454	392,913	128,125

Proposal No. 4 – The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ended December 31, 2024:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,226,937	100,285	27,875	—

Proposal No. 5 – To approve a proposed amendment to the Company’s Certificate of Incorporation, and authorize the Board, to effect a reverse stock split of the Company’s issued and outstanding Common Stock within a range from 1-for-2 to 1-for-10, inclusive, with the exact ratio of the reverse stock split to be determined by the Board in its discretion:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,688,283	652,581	14,233	—

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2024

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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